PROVISIONS, CONTINGENCIES AND COMMITMENTS	12 Months Ended
Dec. 31, 2024
Disclosure of Other Provisions, Contingent Liabilities and Commitments [Abstract]
PROVISIONS, CONTINGENCIES AND COMMITMENTS	NOTE 9: PROVISIONS, CONTINGENCIES AND
COMMITMENTS
ArcelorMittal recognizes provisions for liabilities and probable losses that have been incurred when it has a present legal or constructive obligation as a result of past events, it is probable that the Company will be required to settle the obligation and a reliable estimate of the amount of the obligation can be made. If the effect of the time value of money is material, provisions are discounted using a current pre-tax rate that reflects, where appropriate, the risks specific to the liability. Where discounting is used, the increase in the provision due to the passage of time is recognized as a financing cost. Future operating expenses or losses are excluded from recognition as provisions as they do not meet the definition of a liability. Contingent assets and contingent liabilities are excluded from recognition in the
consolidated statements of financial position.
Provisions for onerous contracts are recorded in the
consolidated statements of operations when it becomes known
that the unavoidable costs of meeting the obligations under the contract exceed the economic benefits expected to be received.
Assets dedicated to the onerous contracts are tested for
impairment before recognizing a separate provision for the
onerous contract.
Provisions for restructuring are recognized when and only when a detailed formal plan exists and a valid expectation in those affected by the restructuring has been raised, by starting to implement the plan or announcing its main features.
ArcelorMittal records asset retirement obligations (“ARO”)
initially at the fair value of the legal or constructive obligation in the period in which it is incurred and capitalizes the ARO by increasing the carrying amount of the related non-current asset.
The fair value of the obligation is determined as the discounted value of the expected future cash flows. The liability is accreted to its present value through net financing cost and the
capitalized cost is depreciated in accordance with the
Company’s depreciation policies for property, plant and
equipment. Subsequently, when reliably measurable, ARO is
recorded on the consolidated statements of financial position increasing the cost of the asset and the fair value of the related obligation. Foreign exchange gains or losses on AROs
denominated in foreign currencies are recorded in the
consolidated statements of operations.
ArcelorMittal is subject to changing and increasingly stringent environmental laws and regulations concerning air emissions, water discharges and waste disposal, as well as certain
remediation activities that involve the clean-up of soil and groundwater. ArcelorMittal is currently engaged in the
investigation and remediation of environmental contamination at a number of its facilities. Most of these are legacy obligations arising from acquisitions.
Environmental costs that relate to current operations or to an existing condition caused by past operations, and which do not contribute to future revenue generation or cost reduction, are expensed. Liabilities are recorded when environmental
assessments and/or remedial efforts are probable and the cost can be reliably estimated based on ongoing engineering studies, discussions with the environmental authorities and other
assumptions relevant to the nature and extent of the
remediation that may be required. The ultimate cost to
ArcelorMittal is dependent upon factors beyond its control such as the scope and methodology of the remedial action
requirements to be established by environmental and public
health authorities, new laws or government regulations, rapidly changing technology and the outcome of any potential related litigation. Environmental liabilities are discounted if the
aggregate amount of the obligation and the amount and timing of the cash payments are fixed or reliably determinable.
The estimates of loss contingencies for environmental matters and other contingencies are based on various judgments and
assumptions including the likelihood, nature, magnitude and
timing of assessment, remediation and/or monitoring activities and the probable cost of these activities. In some cases,
judgments and assumptions are made relating to the obligation or willingness and ability of third parties to bear a proportionate or allocated share of cost of these activities, including third parties who sold assets to ArcelorMittal or purchased assets from it subject to environmental liabilities. ArcelorMittal also considers, among other things, the activity to date at particular sites, information obtained through consultation with applicable regulatory authorities and third-party consultants and
contractors and its historical experience with other
circumstances judged to be comparable. Due to the numerous
variables associated with these judgments and assumptions,
and the effects of changes in governmental regulation and
environmental technologies, both the precision and reliability of the resulting estimates of the related contingencies are subject to substantial uncertainties. As estimated costs to remediate change, the Company will reduce or increase the recorded
liabilities through write backs or additional provisions in the consolidated statements of operations. ArcelorMittal does not expect these environmental issues to affect the utilization of its plants, now or in the future.
ArcelorMittal is currently and may in the future be involved in litigation, arbitration or other legal proceedings. Provisions related to legal and arbitration proceedings are recorded in accordance with the principles described above.
Most of these claims involve highly complex issues. Often these issues are subject to substantial uncertainties and, therefore, the probability of loss and an estimation of damages are difficult to ascertain. Consequently, ArcelorMittal may be unable to make a reliable estimate of the expected financial effect that will result from ultimate resolution of the proceeding. In those cases,
ArcelorMittal has disclosed information with respect to the
nature of the contingency. ArcelorMittal has not accrued a
provision for the potential outcome of these cases.
For cases in which the Company was able to make a reliable
estimate of the expected loss or range of probable loss and has accrued a provision for such loss, it believes that publication of this information on a case-by-case basis would seriously
prejudice the Company’s position in the ongoing legal
proceedings or in any related settlement discussions.
Accordingly, in these cases, the Company has disclosed
information with respect to the nature of the contingency, but has not disclosed its estimate of the range of potential loss.
In the cases in which quantifiable fines and penalties have been assessed, the Company has indicated the amount of such fine
or penalty or the amount of provision accrued that is the
estimate of the probable loss.
These assessments can involve a series of complex judgments
about future events and can rely heavily on estimates and
assumptions. The assessments are based on estimates and
assumptions that have been deemed reasonable by
management. The Company believes that the aggregate
provisions recorded for the above matters are adequate based upon currently available information. However, given the
inherent uncertainties related to these cases and in estimating contingent liabilities, the Company could, in the future, incur judgments that have a material adverse effect on its results of operations in any particular period. The Company considers it highly unlikely, however, that any such judgments could have a
material adverse effect on its liquidity or financial condition. 9.1    Provisions

	Balance at December 31, 2023	Additions[1]	Deductions/ Payments	Effects of foreign exchange and other movements	Balance at December 31, 2024
Environmental	620	120	(207)	(27)	506
Emission obligations	29	423	(15)	(17)	420
Asset retirement obligations	380	172	(34)	(40)	478
Site restoration	147	21	(52)	(7)	109
Staff related obligations	162	37	(41)	(14)	144
Voluntary separation plans	32	66	(22)	10	86
Litigation and other (see note 9.3)	349	79	(87)	(36)	305
Tax claims	81	18	(11)	(9)	79
Other legal claims	268	61	(76)	(27)	226
Commercial agreements and onerous contracts	29	24	(16)	(4)	33
Other	317	38	(102)	(36)	217
	2,065	980	(576)	(171)	2,298
Short-term provisions	588				938
Long-term provisions	1,477				1,361
	2,065				2,298

	Balance at December 31, 2022	Additions[1]	Deductions/ Payments	Effects of foreign exchange and other movements	Balance at December 31, 2023
Environmental	566	113	(76)	17	620
Emission obligations	522	3	(486)	(10)	29
Asset retirement obligations	349	21	(3)	13	380
Site restoration	152	8	(17)	4	147
Staff related obligations	137	50	(29)	4	162
Voluntary separation plans	23	8	(17)	18	32
Litigation and other (see note 9.3)	289	66	(62)	56	349
Tax claims	73	16	(14)	6	81
Other legal claims	216	50	(48)	50	268
Commercial agreements and onerous contracts	28	6	(6)	1	29
Other	341	85	(117)	8	317
	2,407	360	(813)	111	2,065
Short-term provisions	1,101				588
Long-term provisions	1,306				1,477
	2,407				2,065
1.Additions exclude provisions reversed or utilized during the same year.
There are uncertainties regarding the timing and amount of the provisions above. Changes in underlying facts and
circumstances for each provision could result in differences in the amounts provided for and the actual outflows. In general, provisions are presented on a non-discounted basis due to the uncertainties regarding the timing or the short period of their expected consumption.
Environmental provisions have been estimated based on
internal and third-party estimates of contamination, available remediation technology, and environmental regulations.
Estimates are subject to revision as further information develops or circumstances change.
Provisions for emission obligations are recognized to cover the shortage between the Company's CO2 emissions and the
allowances granted, based on the market value of the CO2
allowances as of the reporting date or purchase price of the acquired CO2 emission rights. In 2024, provisions for emission obligations increased due to higher production in Europe as
compared to 2023, which was impacted by outages of blast
furnaces. The Company uses derivative financial instruments
and spot purchases to manage its exposure to fluctuations in prices of emission rights allowances. See note 6.3 for the details of the cash flow hedging in place for emission rights, note 4.5 for
CO2 emission rights held as current assets and note 5.1 for CO2 emission rights held as Intangible non-current assets. The
Company also receives indirect compensation through rebates
on its energy tariffs.
Provisions for site restoration are related to costs in connection with the dismantling of site facilities, mainly in France, of which
61 and 66 at December 31, 2024 and 2023, respectively, with
respect to the dismantling of the Florange liquid phase.
Provisions for staff related obligations primarily concern Brazil and are related to various employees’ compensation.
Provisions for voluntary separation plans primarily relate to plans in South Africa, Spain, France and Belgium, which are
expected to be settled within one year. In 2024, the increase in provisions for voluntary separation plans included 27 related to the Longs Business of ArcelorMittal South Africa and 33 with respect to the Sustainable Solutions reportable segment.
Provisions for litigation include losses relating to present legal obligations that are considered to be probable see also note 9.3.
In 2024 and 2023 provisions for commercial agreements and
onerous contracts were primarily linked to onerous contracts in
South Africa, Poland and Spain.
Other provisions of 73 and 182 at December 31, 2024 and
2023, respectively, are related to the Complementary
Agreement Term signed in 2021 between ArcelorMittal Brazil,
the Federal and State Prosecutor Offices and the Commission
representing affected people, which includes precautionary
evacuation of the communities close to the Serra Azul dam, as well as the commitment to implement action plans to ensure the stability, security and decommissioning of the tailing dam. Other provisions also comprise technical warranties and guarantees.
Environmental Liabilities
ArcelorMittal’s operations are subject to a broad range of laws and regulations relating to the protection of human health and the environment at its multiple locations and operating
subsidiaries. As of December 31, 2024, excluding asset
retirement obligations, ArcelorMittal had established provisions of 506 for environmental remedial activities and liabilities. The provisions for all operations by geographic area included mainly
340 in Europe, 94 in South Africa and 69 in Canada.
Europe
Environmental provisions for ArcelorMittal’s operations in
Europe are mainly related to the investigation and remediation of environmental contamination at current and former operating sites in Belgium (58), Luxembourg (81), France (55),  Poland
(102) and Germany (34). This investigation and remediation
work relates to various matters such as decontamination of
water discharges, waste disposal, cleaning water ponds and
remediation activities that involve the clean-up of soil and groundwater. These provisions also relate to human health
protection measures such as fire prevention and additional
contamination prevention measures to comply with local health and safety regulations.
In Belgium, environmental provisions mainly relate to legal site remediation obligations linked to the closure of the primary installations at the Liège site of ArcelorMittal Belgium. The provisions also include the external recovery and disposal of waste, residues or by-products that cannot be recovered
internally at the ArcelorMittal Ghent and Liège sites and the removal and disposal of material containing asbestos.
On April 30, 2024, ArcelorMittal completed the sale and transfer of certain environmental obligations related to several industrial wastelands including the Chertal site, blast furnaces B and 6 and the coke plant in Liège (Belgium) to different private
investors and the Walloon Region. Accordingly, the Company
derecognized 148 environmental provisions and recognized
current and non-current liabilities for the same amount with respect to the funding of such obligations.
In Luxembourg, environmental provisions relate to the post-
closure monitoring and remediation of former production sites, waste disposal areas, slag deposits and mining sites.
In France, environmental provisions principally relate to the remediation of former sites, including several coke plants and the remediation and improvement of storage of residues and
secondary materials, treatment of slag dumps, disposal of waste at different ponds and landfills, removal of asbestos from the installations and mandatory financial guarantees to cover risks of major accident hazard or for gasholders and waste storage.
Most of the provision relates to the stocking areas at the Dunkirk site, the mothballing of the liquid phase in Florange, including study and surveillance of soil and water to prevent
environmental damage, and the treatment and elimination of
waste.
In Poland, environmental provisions include 89 for cleaning and remediation costs following the closure of primary facilities in
Kraków, including coke plant and land remediation of post-
industrial areas in Ruszca (district of Kraków).
In Germany, the 34 environmental provision essentially relates to ArcelorMittal Bremen’s post-closure obligations at the Prosper coke plant in Bottrop mainly established for soil remediation, groundwater treatment and monitoring.
South Africa
AMSA's environmental provisions include 26 related to the
decommissioned Pretoria Works site in a state of care and
maintenance with ongoing rehabilitation and 20 related to the
Newcastle Works site mainly with respect to air quality
improvements, waste site remediation and storm water
management. AMSA's environmental provisions also include 32
related to the environmental rehabilitation of the Thabazimbi mine.
Canada
In Canada, ArcelorMittal Dofasco has a 26 environmental
provision for the expected cost of remediating toxic sediment located at the East Boatslip site.
Asset retirement obligations
Asset retirement obligations ("AROs") arise from legal
requirements and represent management’s best estimate of the present value of the costs that will be required to retire plant and equipment or to restore a site at the end of its useful life, mainly in connection with mining operations. As of December 31, 2024,
ArcelorMittal had established provisions for AROs of 478,
including mainly 159 for Brazil, 134 for Canada, 59 for Mexico,
52 for Ukraine and 46 for Germany, As of December 31, 2024,
AROs related to mining activities and total undiscounted amount of site restoration obligations amounted to 424 and 984,
respectively.
Additions to AROs in 2024 included 136 related to the
decommissioning of the Serra Azul mine (Brazil) tailing dam
scheduled to begin in 2025.
AROs in Canada relate to site restoration and dismantling of the facilities near the mining sites in Mont-Wright and Fire Lake, and the accumulation area of mineral substances at the facility of
Port-Cartier in Quebec, upon closure of the mines pursuant to the restoring plan of the mines. In addition, Dofasco has legal obligations for the former Sherman Mine site near Temagami,
Ontario.
AROs in Mexico relate to the restoration costs of the Las
Truchas, El Volcan, San Jose and the joint operation Peña
Colorada iron ore mines.
AROs in Ukraine are legal obligations for site rehabilitation at the iron ore mining site in Kryvyi Rih, upon closure of the mine pursuant to its restoration plan.
In Germany, AROs principally relate to the Hamburg site, which operates on leased land with the contractual obligation to
remove all buildings and other facilities upon the termination of the lease, and to the Prosper coke plant in Bottrop for filling the basin, restoring the layer and stabilizing the shoreline at the harbor.
9.2    Other long-term obligations

	Balance at December 31,
	2024	2023
Derivative financial instruments (notes 6.1 and 6.3)	343	76
Payable from acquisition of financial assets	302	125
Unfavorable contracts	156	233
Income tax payable	156	185
Put option liability ArcelorMittal Texas HBI (note 11.5.2)	176	158
Put option liability Sonasid (note 11.5.2)	114	116
Other	175	168
Total	1,422	1,061
As of December 31, 2024, payable from non-cash acquisition of financial assets included 222 relating to outstanding equity contributions for joint ventures (in addition to 224 classified as accrued expenses and other liabilities, see note 4.8).
Additionally, 39 and 52 respectively, were related to AMNS
India's debt guarantee (see note 9.4).
Unfavorable contracts of 156 and 233 as of December 31, 2024 and 2023, respectively, mainly related to ArcelorMittal Pecém
(see note 2.2.4) and ArcelorMittal Brasil.
As of December 31, 2024, the income tax payable mainly
related to income tax contingencies (in majority unasserted
claims) and withholding tax.
9.3    Contingent liabilities
Tax Claims
ArcelorMittal is a party to various tax claims. As of
December 31, 2024, ArcelorMittal had recorded short-term and long-term liabilities related to income tax contingencies of 267 and provisions for non-income tax claims in the aggregate of 79 for which it considers the risk of loss to be probable. Set out below is a summary description of the tax claims (i) for which
ArcelorMittal had recorded a provision as of December 31,
2024, (ii) that constitute a contingent liability, (iii) that were resolved in 2024 or (iv) that were resolved and had a financial impact in 2023 or 2022, in each case involving amounts deemed material by ArcelorMittal. The Company is vigorously defending against the pending claims discussed below. Claims that
previously were disclosed may no longer be described because of rulings in the case, changes in ArcelorMittal’s business or other developments rendering them, in ArcelorMittal’s judgment, no longer material. These include the claims disclosed in the previous year for which ArcelorMittal no longer expects to report on their status, absent a change in ArcelorMittal’s judgment of their materiality.
Brazil
In 2011, ArcelorMittal Brasil received a tax assessment for
corporate income tax (known as IRPJ) and social contributions on net profits (known as CSL) in relation to (i) the amortization of goodwill on the acquisition of Mendes Júnior Siderurgia (for the 2006 and 2007 fiscal years), (ii) the amortization of goodwill arising from the mandatory tender offer ("MTO") made by
ArcelorMittal (ex-Mittal Steel N.V.) to minority shareholders of
Arcelor Brasil in connection with the two-step merger of Arcelor and Mittal Steel N.V. (for the 2007 tax year), (iii) expenses related to pre-export financing used to finance the MTO, which were deemed by the tax authorities to be unnecessary for
ArcelorMittal Brasil since the expenses were incurred to buy shares of its own company and (iv) CSL over profits of
controlled companies in Argentina and Costa Rica. In January
2025, ArcelorMittal Brasil was formally notified of the decision
(issued in April 2024) that annulled 78% of the tax assessment, and the Federal Revenue Service has already partially written off 339 that was annulled. The outstanding claim value amounts to 75.
In April 2016, ArcelorMittal Brasil received a tax assessment in relation to (i) the amortization of goodwill resulting from the MTO made by ArcelorMittal (ex-Mittal Steel N.V.) to the minority shareholders of Arcelor Brasil in connection with the two-step merger of Arcelor and Mittal Steel N.V. in 2007 and (ii) the amortization of goodwill resulting from ArcelorMittal Brasil’s acquisition of CST in 2008. While the assessment, if upheld, would not result in a cash payment as ArcelorMittal Brasil did not have any tax liability for the fiscal years in question (2011 and 2012), it would result in a 52 financial impact arising from a write off of 'net operating loss carry forward' with respect to the
2011-2012 tax year. ArcelorMittal Brasil appealed against the unfavorable decision on the lower instances of the assessment in the third instance of the administrative tribunal in November
2019. In November 2024, ArcelorMittal Brasil was formally
notified of the administrative court's decision (issued in April
2024) in the Company's favor in respect of approximately 64%
of the claim. The outstanding claim value is 19.
In December 2018, ArcelorMittal Brasil received a tax
assessment of 102, which could have an additional 18 financial impact arising from a write-off of 'net operating loss carry forward' with respect to the 2013-2014 tax years, principally in relation to the amortization of goodwill resulting from the MTO made by ArcelorMittal (ex-Mittal Steel N.V.) to the minority shareholders of Arcelor Brasil in connection with the two-step merger of Arcelor and Mittal Steel N.V. in 2007. After lower court decisions and appeals in November 2022, the second instance
of the administrative tribunal cancelled the tax assessment. In
January 2023, the Federal Revenue Service filed an appeal to the third instance of the administrative tribunal. In May 2024, the administrative tribunal ruled substantially in ArcelorMittal Brasil's favor, reducing the contingency amount to 22 and the financial impact from net operating loss to approximately 7.
Following the closure of the administrative proceedings in
relation to the April 2016 and December 2018 tax assessments described above, ArcelorMittal Brasil filed a judicial lawsuit (in
March 2025) challenging the outstanding claim amounts under
both of these tax assessments.
In December 2020, ArcelorMittal Brasil received a tax
assessment of 37 with respect to the 2015-2016 tax years,
related to the amortization of goodwill resulting from the MTO made by ArcelorMittal (ex-Mittal Steel N.V.) to the minority shareholders of Arcelor Brasil in connection with the two-step merger of Arcelor and Mittal Steel N.V. in 2007. ArcelorMittal
Brasil filed its defense in the first instance of the administrative tribunal in January 2021 which issued an unfavorable decision in August 2021. ArcelorMittal Brasil filed an appeal to the second instance of the administrative tribunal in September 2021. In
February 2025, the second instance of the administrative
tribunal ruled unfavorably to the Company. This decision is not definitive and the Company will file an appeal to the third
instance of the administrative tribunal.
In the period from 2014 to 2018, ArcelorMittal Brasil received tax assessments from the Federal Revenue Service in the
amount of 37 disputing its use of credits for PIS and COFINS social security taxes in 2010, 2011 and 2013. The disputes
relate to the concept of production inputs in the context of these taxes. In four of the cases, the tax assessments have been
partially reduced and ArcelorMittal Brasil's subsequent appeals to dispute the remaining amounts are currently pending. One of these cases has already closed at the administrative level and is pending a decision at the first judicial level. In the fifth case, the administrative tribunal of the first instance upheld the tax assessment in March 2017, and ArcelorMittal Brasil appealed to the second instance of the administrative tribunal. In the sixth case, the first instance of the administrative tribunal issued an unfavorable decision in April 2017, and ArcelorMittal Brasil appealed to the second instance of the administrative tribunal.
Subsequently, the Superior Court decided two leading cases,
not involving ArcelorMittal Brasil, that are expected to strengthen
ArcelorMittal’s defense in the sixth case in which part of the contingency is related to scrap acquisition. In February 2011,
ArcelorMittal Brasil also filed a claimant individual lawsuit on the
PIS/COFINS credits over scrap acquisition matter, in which a favorable and unappealable decision was issued in May 2022.
Accordingly and as a result of this legal clarification, in 2022,
ArcelorMittal recorded PIS/COFINs tax credits in cost of sales in the amount of 300 with respect to prior periods. In September
2024, the second case was upheld in the administrative tribunal of second instance, with the appeal being partially granted in relation to credits on the following expenses: (i) scrap
acquisition freight not subject to the payment of contributions under the terms of CARF summary no. 188; (ii) waste recovery:
(iii) analysis services, water treatment and recovery and (iv)
personal protective equipment. ArcelorMittal Brasil was notified of such decision in January 2025 and is waiting for the Federal
Revenue Service to recalculate the remaining amount of the
debt.
In May 2014, ArcelorMittal Comercializadora de Energia
received a tax assessment from the state of Minas Gerais
alleging that the Company did not correctly calculate tax credits on interstate sales of electricity from February 2012 to
December 2013. The amount claimed totals 33. Following the
conclusion of this proceeding at the administrative level, the
Company received the tax enforcement notice in December
2015 and filed its defense in February 2016. In April 2016,
ArcelorMittal Comercializadora de Energia received an
additional tax assessment in the amount, of 48, after taking account of a reduction of fines mentioned below regarding the same matter, for infractions which allegedly occurred during the
2014 to 2015 period, and filed its defense in May 2016.
Following appeal, the Company received a notice from the tax authority in November 2017 that reduced the fees in the second case by 12, due to retrospective application of a new law. In addition, in February 2019, a reduction of the fine by 7 was finalized in the first case due to the retrospective application of a new law. In October 2024, the first case was dismissed
unfavorably to ArcelorMittal Brasil, validating the tax assessment and in November 2024, ArcelorMittal Brasil filed a motion for clarification. In the second case, in July 2024, a favorable decision was granted by the first instance, cancelling the tax assessment, but, as only one of the tax infractions was
analyzed, both parties filed a motion for clarification. In October
2024, the State's appeal was granted, confirming the tax
assessment, and only removing the collection of the fines that exceeds 100% of the tax value, for each penalty. In November
2024, ArcelorMittal Brasil filed a new appeal (motion for
clarification) that is still pending.
In 2015, ArcelorMittal Brasil received nine tax assessments from the state of Rio Grande do Sul alleging that the Company,
through its branches in that state, had not made advance
payments of ICMS on sales in that state covering the period
from May 2010 to April 2015. The amount claimed totals 73. In the Administrative instance, all the cases were unfavorably
closed. ArcelorMittal Brasil filed 5 lawsuits to discuss the matter.
In the first judicial instance, ArcelorMittal Brasil obtained a largely favorable decisions in all cases. There were appeals from the Company and the tax authority. In September 2022, the second judicial instance ruled a largely favorable decision for the Company in one case (in amount of 4). In November 2023,
the second judicial instance ruled a largely favorable decision in the Company in two cases (in the amount of 7). In December
2023, the court of the second judicial instance ruled against the
Company in another case (in the amount of 1) and began
adjudicating the last case (in the amount of 61). In December
2024, the State Court ruled in favor of ArcelorMittal Brasil in the last case, which, together with the prior favorable decisions, reduces the contingency by 88%. The Tax Authority can still
appeal to the Superior Court of Justice.
On May 17, 2016, ArcelorMittal Brasil received a tax
assessment from the state of Santa Catarina in the amount of
107 alleging that it had used improper methods to calculate the amount of its ICMS credits. In the Administrative instance, the case was unfavorably closed in November 2020, and
ArcelorMittal Brasil filed a lawsuit to challenge the assessment.
The case is pending at the judicial instance currently.
In January 2023, ArcelorMittal Brasil received a tax assessment from the Federal Revenue Service in an amount of 132 in which the tax authority rejected the offsetting of PIS/COFINS credits used by the Company in 2018. The dispute relates to various
types of credits such as credits recognized in Court processes
(exclusion of ICMS from the PIS and COFINS calculation base,
PIS/COFINS credits in the Manaus Free Trade Zone), expenses
related to the acquisition of scrap (including freight), expenses related to port handling, and expenses for freight for finished products. ArcelorMittal Brasil filed an administrative defense in
February 2023. In November 2023,ArcelorMittal Brasil was
notified of the unfavorable decision and filed an appeal in
December 2023. In August 2024, the second instance of the
Administrative Court ruled in favor of the Company, determining the return of the case to the first instance for a new trial.
In January 2023, ArcelorMittal Brasil received a tax assessment in an amount of 13 for a 50% fine for alleged non-payment of the monthly estimate of CIT related to fiscal year 2018. The
Federal Revenue accuses the Company of undue offsetting of
CIT credits paid in Venezuela from 2010 to 2014 when
calculating the monthly IRC estimate for 2018. In February
2023, ArcelorMittal Brasil filed its defense. In September 2023, the first instance of the Administrative Court ruled against the
Company and ArcelorMittal Brasil filed an appeal. On
September 11, 2024, the second instance of the Tax
Administrative Court (CARF) began the trial of the Company's appeal. In November 2023, ArcelorMittal Brasil received a new tax assessment of 51. The Federal Revenue accuses the
Company of allegedly undue offsetting of CIT credits paid in
Venezuela from 2010 to 2014 and offset by ArcelorMittal Brasil in 2018. In December 2023, the Company filed an administrative defense. In June 2024, the first instance of the Administrative
Court decided unfavorably to the appeal filed by the Company.
In July 2024, the Company filed an appeal. Both cases are
currently pending judgment by the second instance of the
Administrative Court.
In August 2024, ArcelorMittal Brasil received a new tax
assessment related to PIS and COFINS credits for the period
2019-2020 (first case). Due to this new tax assessment, the
Federal Union also issued 10 decisions that did not approve or only partially approved PIS/COFINS credits used during the
same period to offset debts, creating 10 more cases. The total value claimed in these 11 cases is 97. In September 2024,
ArcelorMittal Brasil filed an administrative defense for 9 out of the 11 cases. For other 2 cases, AM Brasil was notified in April
2024 and filed an administrative defense in May 2024. In August
2024, a new decision was issued regarding the third case,
reviewing the previous disallowance, and approving an
additional part of the offsetting. AM Brasil presented a further defense in September 2024.
In December 2024, ArcelorMittal Brasil received a new tax
assessment in the amount of 51 charging corporate income tax
(IRPJ and CSLL) related to the taxation of controlled foreign companies (CFC taxation), questioning (i) the taxation of
Venezuela’s results (UNKI and UNICON), as well as their
consolidation in ArcelorMittal Brasil’s CIT tax base; and (ii)
ArcelorMittal Brasil’s right to offset on a monthly basis or at the end of the fiscal year – tax credits paid in Argentina by VSA’s subsidiaries (related to previous years). ArcelorMittal Brasil filed its defense in January 2025.
Mexico
In 2015, the Mexican Tax Administration Service issued a tax assessment to ArcelorMittal Mexico, with respect to 2008,
principally due to improper interest deductions relating to certain loans, and unpaid corporate income tax for interest payments that the tax authority categorized as dividends. ArcelorMittal
Mexico's complaint for annulment before a Federal
Administrative and Tax Court is pending. The amount of the tax assessment as of December 31, 2024 is 215.
In October 2018, the Mexican Tax Administration Service issued a tax assessment to ArcelorMittal Las Truchas, with respect to
2013 due to: (i) improper interest deductions relating to certain loans (ii) non-deduction of advanced rent payments and (iii)
non-deduction of rolling roll expenses. In November 2018,
ArcelorMittal Las Truchas filed an administrative appeal before the Administrative Authority on Federal Tax Matters, which was rejected in June 2019 and is being appealed. Therefore, in
August 2019, ArcelorMittal Las Truchas filed an annulment
complaint before a Federal Administrative and Tax Court. In
June 2023, the Federal Administrative and Tax Court ruled
against the annulment claim. In July 2023, ArcelorMittal Las
Truchas filed an appeal before the Court of Appeal. The amount of the tax assessment as of December 31, 2024 is 112.
On February 24, 2023, the Tax Administration Service notified
ArcelorMittal Las Truchas of a tax assessment, with respect to
2014. In April 2023, ArcelorMittal Las Truchas filed an
administrative appeal in respect of this assessment before the
Tax Administrative Service. The amount of the tax assessment as of December 31, 2024 is 109.
A tax assessment in the amount of 190 was issued by the
Mexican Tax Authorities to ArcelorMittal Las Truchas in
September 2024. The tax authority is disputing deductions
relating to back-to-back loan interest, forex losses and Net
Operating Losses for the years 2013-15. ArcelorMittal Las
Truchas filed its defense in October 2024.
Competition/Antitrust Claims
ArcelorMittal is a party to various competition/antitrust claims. As of December 31, 2024, ArcelorMittal had recorded a non-
material amount provision in respect of such claims. Set out below is a summary description of competition/antitrust claims
(i) that constitute a contingent liability, (ii) that were resolved in
2024 or (iii) that were resolved and had a financial impact in
2023 or 2022, in each case involving amounts deemed material by ArcelorMittal. The Company is vigorously defending against each of the pending claims discussed below.
Brazil
In September 2000, two construction trade organizations filed a complaint with Brazil’s Administrative Council for Economic
Defense (“CADE”) against three long steel producers, including
ArcelorMittal Brasil. The complaint alleged that these producers colluded to raise prices in the Brazilian rebar market, thereby violating applicable antitrust laws. In September 2005, CADE issued its final decision against ArcelorMittal Brasil, imposing a fine of 71. ArcelorMittal Brasil appealed the decision issued against it. On December 30, 2024, CADE and ArcelorMittal
Brasil signed a settlement agreement in the context of the
“Desenrola Program” launched by the Federal Government.
ArcelorMittal Brasil paid 17 to the Federal Government and filed a petition asking for the extinction of the annulment
proceedings, conditioned on the approval of the transaction.
Therefore, the actual amount in dispute is nil as of December
31, 2024.
There is also a related class action commenced by the Federal
Public Prosecutor of the state of Minas Gerais against
ArcelorMittal Brasil for damages in an amount of 70 based on the alleged violations investigated by CADE. The injunction
requested by the Federal Prosecution Office was denied. The
case is awaiting judgement.
A further related lawsuit was commenced in February 2011 by
four units of Sinduscons, a civil construction trade organization, in federal court in Brasilia against, inter alia, ArcelorMittal Brasil claiming damages based on an alleged cartel in the rebar
market as investigated by CADE and as noted above. The case
is awaiting judgement.
Other Legal Claims
ArcelorMittal is a party to various other legal claims. As of
December 31, 2024, ArcelorMittal had recorded provisions of
226 for other legal claims in respect of which it considers the risk of loss to be probable. Set out below is a summary
description of the other legal claims (i) in respect of which
ArcelorMittal had recorded a provision as of December 31,
2024, (ii) that constitute a contingent liability, (iii) that were resolved in 2024, or (iv) that were resolved and had a financial impact in 2023 or 2022, in each case involving amounts deemed material by ArcelorMittal. The Company is vigorously defending against each of the claims discussed below that remain
pending. Other legal claims that previously were disclosed may no longer be described because of rulings in the case, changes in ArcelorMittal’s business or other developments rendering
them, in ArcelorMittal’s judgment, no longer material. These include claims disclosed in the previous year for which
ArcelorMittal no longer expects to report on their status, absent a change in ArcelorMittal’s judgment of their materiality.
Brazil
In 2015, the SINDIMETAL (employees’ union) filed a lawsuit
against ArcelorMittal Brasil to annul all the collective labor agreements related to 12-hour work shifts. The case impacts a group of approximately 2,500 employees. In July 2022, the
Supreme Court decided a leading case, not involving
ArcelorMittal Brasil, that may favorably impact ArcelorMittal
Brasil's case, which is currently pending on appeal. The
estimated amount of claim is 55.
In April 2017, a shareholder in Siderúrgica Três Lagoas
(“SITREL”) (of which ArcelorMittal Brasil is the other
shareholder), commenced an arbitration against Votorantim
Siderurgia S.A. (which subsequently merged into ArcelorMittal
Brasil) and SITREL with the Center for Arbitration and Mediation of the Chamber of Commerce Brazil-Canada (CAM-CCBC). The
dispute concerns a provision in SITREL’s joint venture
agreement relating to the formula used t~~o~~ determine the selling price for steel billets supplied by ArcelorMittal Brasil to SITREL from January 2013 onwards. The shareholder has alleged that
the steel billets were overpriced and is seeking compensation for overpaid amounts on both a retrospective and prospective basis, with the initial amount claimed totaling 33. In April 2022, a final arbitral award was issued, which has been satisfied by
ArcelorMittal Brasil. Given ArcelorMittal Brasil’s ownership interest in SITREL, the financial impact for ArcelorMittal was a net loss after tax of approximately 126 (67 net of partial recovery through dividend payment from SITREL) in 2022.
On March 30, 2022, Votorantim S.A. (“Votorantim”) exercised
the put option right it has under its shareholders’ agreement with the Company to sell its entire equity interest in ArcelorMittal
Brasil to the Company, following the acquisition of Votorantim's long steel business in Brazil in 2018. There is a dispute between the parties as to the value of the put option. Votorantim has valued the put option at BRL 5.825 billion (i.e. 941). In
September 2022, Votorantim commenced an arbitration against
ArcelorMittal Brasil seeking the full amount of its valuation of the put option, reduced by the undisputed amount ArcelorMittal
Brasil accepted as the value of the put option and which was paid in January 2023 for 179 (see note 11.5.2). The parties have filed their respective statements of defense and rejoinders in the arbitration. Votorantim claimed in its rejoinder an additional amount of BRL 144 million (i.e. 23). The hearing was held in
October 2024 and the award is currently pending. Post-hearing briefs were submitted in January 2025.
Italy
In January 2010, ArcelorMittal received notice of a claim filed by
Finmasi S.p.A. relating to a memorandum of agreement (“MoA”)
entered into between ArcelorMittal Distribution Services France
(“AMDSF”) and Finmasi in 2008. The MoA provided that AMDSF
would acquire certain of Finmasi’s businesses for an amount not to exceed 114, subject to the satisfaction of certain conditions precedent, which, in AMDSF’s view, were not fulfilled. Finmasi sued for (i) enforcement of the MoA, (ii) damages of 17 to 29 or
(iii) recovery costs plus quantum damages for Finmasi’s alleged lost opportunity to sell to another buyer. In September 2011, the court rejected Finmasi’s claims other than its second claim. The court appointed an expert to determine the quantum of
damages. In May 2013, the expert’s report was issued and
valued the quantum of damages in the range of 46 to 73.
ArcelorMittal appealed the decision on the merits. In January
2019, Finmasi called on the AMDSF guarantee issued in the
context of the enforcement proceedings that were suspended in
2015. After a series of appeals, Finmasi has repaid half of the amount of the guarantee that was called and provided a bank
guarantee for the remainder. In December 2022, the Court
found that AMDSF has the right to obtain restitution of
approximately 28 paid to Finmasi and ordered Finmasi to pay
the half still outstanding (approximately 13.9) plus interest and certain costs. In February 2023, Finmasi filed an appeal to the
Court of Cassation. AMDSF duly filed its defense in March 2023.
France
Retired and current employees of certain French subsidiaries of
ArcelorMittal have initiated lawsuits to obtain compensation for asbestos exposure in excess of the amounts paid by French
social security (“Social Security”). Asbestos claims in France initially are made by way of a declaration of a work-related illness by the claimant to the social security authorities resulting in an investigation and a level of compensation paid by social security. Once the social security authorities recognize the work-
related illness, the claimant, depending on the circumstances, can also file an action for inexcusable negligence (faute
inexcusable) to obtain additional compensation from the
employer before a special tribunal. For faute inexcusable cases, the primary health insurance fund, CPAM - advances, the
amount of damages and pension increase are reimbursed by
the employer found at fault and takes recourse action against the employer.
The number of claims outstanding for asbestos exposure at
December 31, 2024 was 203 as compared to 243 at
December 31, 2023.
Minority Shareholder Claims Regarding the Exchange Ratio in
the Second-Step Merger of ArcelorMittal into Arcelor
ArcelorMittal is the company that resulted from the acquisition of
Arcelor by Mittal Steel N.V. in 2006 and a subsequent two-step merger between Mittal Steel and ArcelorMittal and then
ArcelorMittal and Arcelor. Following completion of this merger process, several former minority shareholders of Arcelor or their representatives brought legal proceedings regarding the
exchange ratio applied in the second-step merger between
ArcelorMittal and Arcelor and the merger process as a whole.
ArcelorMittal believes that the allegations made and claims
brought by such minority shareholders are without merit and that the exchange ratio and merger process complied with the
requirements of applicable law, were consistent with previous guidance on the principles that would be used to determine the exchange ratio in the second-step merger and that the merger exchange ratio was relevant and reasonable to shareholders of both merged entities.
Set out below is a summary of the ongoing matter in this regard.
Several other claims brought before other courts and regulators on similar grounds were dismissed and are definitively closed.
On May 15, 2012, ArcelorMittal received a writ of summons on behalf of Association des Actionnaires d'Arcelor ("AAA"), a
French association of former minority shareholders of Arcelor to appear before the civil court of Paris. The AAA alleged in
particular that, based on Mittal Steel’s and Arcelor’s disclosure and public statements, investors had a legitimate expectation that the exchange ratio in the second-step merger would be the same as that of the secondary exchange offer component of
Mittal Steel’s June 2006 tender offer for Arcelor (i.e., 11 Mittal
Steel shares for 7 Arcelor shares), and that the second-step merger did not comply with certain provisions of company law.
AAA claimed, inter alia, damages in a nominal amount and
reserved the right to seek additional remedies including the cancellation of the merger. The proceedings before the civil court of Paris were stayed, pursuant to a ruling of such court on
July 4, 2013, pending a preparatory investigation (instruction préparatoire) by a criminal judge magistrate (juge d’instruction)
triggered by the complaints of AAA and several hedge funds
(who quantified their total alleged damages at 282). The
dismissal of charges (non-lieu) ending the preparatory
investigation became final in March 2018. On March 6, 2020
AAA revived its claim before the civil court of Paris on its behalf and on behalf of the hedge funds who had also filed a criminal complaint, as well as two new plaintiffs. In October 2024, the court ruled in ArcelorMittal's favor, dismissing all of AAA's claims. Following AAA's appeal in December 2024, AAA filed
their first brief in March 2025, which quantified its damages claim at 420 (€404 million) plus interest.
Poland
In October 2024, ArcelorMittal Global Holding S.à.r.l.,
ArcelorMittal Poland S.A. and ArcelorMittal Long Products
Europe Holding S.à.r.l. were served with a Request for
Arbitration filed by Tauron Polska Energia S.A. ("Tauron"). The dispute arises out of the exercise of put-options in Tameh
Holding, a joint venture between the Company and Tauron. The
Company's reply to the summons was filed on October 30,
2024. Each party claims to have exercised an effective put-
option, which the other party disputes. Tauron seeks the
payment of 145 (PLN 598 million) for its 50% shareholding in
Tameh. In the response, the Company filed a counterclaim
against Tauron for the same amount. Tribunal selection is
ongoing.
9.4    Commitments

	December 31,
	2024	2023
Commitments related to purchases of raw materials and energy	10,082	11,346
Guarantees, pledges and other collateral	10,019	8,888
Capital expenditure commitments	1,542	2,799
Other commitments	1,294	1,374
Total	22,937	24,407
Commitments related to purchases of raw materials and energy
Purchase commitments consist primarily of major agreements
for procuring iron ore, coking coal, coke and hot metal. The
Company also has a number of agreements for electricity,
industrial and natural gas, scrap and freight. In addition to those purchase commitments disclosed above, the Company enters
into purchasing contracts as part of its normal operations which have minimum volume requirements but for which there are no
take-or-pay or penalty clauses included in the contract. The
Company does not believe these contracts have an adverse
effect on its liquidity position.
Commitments related to purchases of raw materials and energy included commitments given to associates for 1,704 and 1,487 as of December 31, 2024 and 2023, respectively. Purchase
commitments given to associates included 798 and 704 as of
December 31, 2024 and 2023, respectively, related to the gas supply agreement with Kryvyi Rih Industrial Gas. Purchase
commitments included commitments given to joint ventures for
719 and 838 as of December 31, 2024 and 2023, respectively.
Purchase commitments given to joint ventures included 287 and
334 related to Tameh and 380 and 413 related to Enerfos as of
December 31, 2024 and 2023, respectively.
Guarantees, pledges and other collateral
Guarantees related to financial debt and credit lines given on behalf of third parties were 256 and 155 as of December 31,
2024 and 2023, respectively. Additionally, guarantees of 11 and
12 were given on behalf of associates and guarantees of 6,259 and 4,992 were given on behalf of joint ventures as of
December 31, 2024 and 2023, respectively.
Guarantees given on behalf of joint ventures included 1,183
and 421 on behalf of Calvert, 186 and 208 on behalf of Al Jubail,
183 and nil on behalf of VdSA and 303 and 480 in relation to outstanding lease liabilities for vessels operated by Global
Chartering as of December 31, 2024 and 2023, respectively.
Guarantees given on behalf of Calvert increased by 846 in 2024 in relation to a loan from the Industrial Development Authority of
Mobile County in Alabama (USA) following the issuance of
bonds. Guarantees given on behalf of joint ventures also
included 4,038 and 3,490 as of December 31, 2024 and 2023
corresponding to ArcelorMittal's 60% guarantee of the debt
under the term loan agreements entered into by the AMNS India joint venture with various Japanese banks.
As of December 31, 2024, pledges and other collateral mainly related to (i) mortgages entered into by the Company’s
operating subsidiaries and (ii) inventories and receivables
pledged to secure the South African Rand revolving borrowing base finance facility for the amount drawn of 144 and ceded
bank accounts to secure environmental obligations, true sale of receivables programs and the revolving borrowing base finance facility in South Africa of 95. Pledges of property, plant and equipment were 33 and 59 as of December 31, 2024 and 2023,
respectively. Other sureties, first demand guarantees, letters of credit, pledges and other collateral included 291 and 319 of commitments given on behalf of associates as of December 31,
2024 and 2023, respectively, and 404 and 313 of commitments
given on behalf of joint ventures as of December 31, 2024 and
2023, respectively.
Capital expenditure commitments
Capital expenditure commitments relate to commitments with
respect to purchases of property, plant and equipment including in the context of expansion and improvement projects.
Capital expenditure commitments include 257 and 507 at
December 31, 2024 and 2023, respectively, relating to
ArcelorMittal Liberia Ltd in connection with Phase 2 expansion involving the construction of 20 million tonnes of concentrate sinter fines capacity and associated infrastructure.
Capital expenditure commitments also include 12 and 49 at the iron ore Serra Azul mine (Brazil) at December 31, 2024 and
2023, respectively, in connection with the construction of
facilities to produce 4.5 million tonnes per annum of DRI quality pellet feed.
Other commitments
As of September 21, 2018 an Environmental Commitment
Agreement ("ECA") has been executed between ArcelorMittal
Brasil, local government and the Brazilian environmental
authorities. ArcelorMittal Brasil committed to carry out, until
2026, a series of environmental operational and capital
investments with the aim to reduce atmospheric emissions from the Company's Tubarão site. To comply with the ECA
requirements, ArcelorMittal Brasil may need to acquire new
equipment and change some of its current operating methods
and processes. As of December 31, 2024 and 2023,
ArcelorMittal Brasil estimated the underlying costs to implement those investments at 12 and 78, respectively. The non-
compliance with ECA would lead to fines amounting to a
maximum of 16 and 21 as of December 31, 2024 and 2023,
respectively. On November 19, 2021, following a protocol of
intent agreed between the Minas Gerais State Government,
ArcelorMittal Brasil and BMB Belgo Mineira Bekaert Artefatos
De Arame Ltd ("BMB"), ArcelorMittal Brasil committed to carry out capital expenditures at its facilities in Minas Gerais State, besides employment generation. As of December 31, 2024 and
2023, commitments related to this project were 295 and 348,
respectively.
Other commitments given also comprise commitments incurred
for gas supply to electricity suppliers.
Commitments to sell
In addition to the commitments presented above, the Company
has firm commitments to sell for which it also has firm
commitments to purchase included in purchase commitments
for 2,897 and 131 as of December 31, 2024 and 2023,
respectively, and mainly related to natural gas and electricity.
Commitments to sell included 2,787 as of December 31, 2024
relating to the 25-year offtake agreement entered into in 2024 between the Company and AMNS India for the supply of
renewable electricity from wind and solar power generation at the Company's facility in Andhra Pradesh (India).
Other
On February 28, 2024, the State of the Grand-Duchy of
Luxembourg exercised the right (following an agreement signed between ArcelorMittal, the Fonds d'Urbanisation et
d'Aménagement du Plateau de Kirchberg and the State of the
Grand-Duchy of Luxembourg on December 20, 2022) to acquire
50% of ArcelorMittal's future new headquarters and related
right-of-use of land in the Kirchberg district of the city of
Luxembourg. The acquisition price is based on construction
cost. On July 31, 2024, ArcelorMittal and the State of the Grand-
Duchy of Luxembourg signed a sale compromise pursuant to
which this acquisition will be completed at the end of the
construction time.
As of December 31, 2024, the Company holds PPAs for renewable electricity as summarized below:

Segment	Number of contracts	start-end dates	Average remaining contract duration (in years)	Committed amount
Brazil*	12	2016-2053	8.67	1,309
Europe	3	2019-2032	6.00	67
*At December 31, 2024, the Company has not yet recognized a commitment with respect to the PPA signed between ArcelorMittal Brasil and VdSA. The Company may have a potential commitment of approximately 1.5 billion upon commissioning of the VdSA power plant, which is currently under construction. The PPA is established for a duration of 20 years, commencing in 2026 contingent to commissioning of the VdSA power plant.